Exhibit 99.1

 Annual Shareholders MeetingDecember 9, 2015  TENGASCO, INC.  1

# Annual Shareholders Meeting – December 9, 2015

## Outline of Presentation

- Introduction of Directors and Officers
- Forward Looking Statements
- Significant Activities Since The Last Shareholders Meeting
- Exploration Play Update
- Oil Prices
- Capital Spending and Drilling Results
- Kansas Production
- Borrowings on Credit Facility
- Financial Review
  - Nine months ended September 30, 2015 and 2014
  - Year ended December 31, 2014 and 2013
- Outlook
- Results of Voting
- Shareholder Questions

2

# Annual Shareholders Meeting – December 9, 2015

## Directors and Officers

- Peter Salas
  - Director, Chairman of the Board, member of the Exploration Committee
  - Elected to the Board in 2002 and as Chairman of the Board in 2004
- Matt Behrent
  - Director, Chairman of the Audit Committee, member of the Compensation Committee
  - Elected to the Board in 2007
- Hugh Brooks
  - Director, Chairman of the Compensation Committee, member of the Exploration Committee
  - Elected to the Board in 2010
- Rich Thon
  - Director, member of the Audit Committee, member of the Compensation Committee
  - Elected to the Board in 2013
- Mike Rugen
  - CFO since 2009 and Interim CEO since 2013
- Cary Sorensen
  - VP, General Counsel, and Corporate Secretary since 1999

3

 Forward Looking StatementsExcept for the historical information contained in this review, the matters discussed in this presentation are forward-looking statements within the meaning of applicable securities laws, that are based upon current expectations. Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks inherent in drilling activities, the timing and extent of changes in commodity prices, unforeseen engineering and mechanical or technological difficulties in drilling wells, availability of drilling rigs and other services, land issues, federal and state regulatory developments and other risks more fully described in the Company’s filings with the U.S. Securities and Exchange Commission (SEC).  4

# Annual Shareholders Meeting – December 9, 2015

## Significant Activities Since The Last Shareholders Meeting

- Continued to lease additional acreage outside the Central Kansas Uplift
- Continued to evaluate opportunities (primarily in Kansas and surrounding states)
  - Current inventory
  - Corporate
  - Acquisition of producing properties
  - Acreage
  - Non-operated opportunities
  - While we reviewed numerous opportunities, we believe many seller's expectations are still excessive, but we anticipate that continued low price environment and leverage will create opportunities for attractive transactions in the coming year
- Debt levels remain low
  - $7.8 million borrowing base
  - $734K drawn at 12/31/2014
  - $670K drawn at 12/9/2015
- Salary reductions for all employees and directors' compensation reductions
  - $135K reduction so far this year ($155K on an annualized basis)

TENGASCO

5

# Annual Shareholders Meeting – December 9, 2015

## Update on Acreage Outside Central Kansas Uplift

- In December 2013, leased approximately 4,100 acres
- In 2014, shot seismic over originally lease acreage
- In 2014, renewed approximately 1,900 acres of the original 4,100 acres
- Drilled a dry hole in December 2014, although dry, we were able to tie into our seismic
- Leased an additional 7,600 acres during 2014 and 2015 (total of approximately 9,500 currently leased)
- Will take advantage of current low seismic cost and begin shooting seismic in December 2015 over the newly leased acreage
- Discussing opportunity with potential partners in order to share cost and risk, and maintain more debt capacity for acquisitions
- Plan to drill in the second quarter of 2016 – drilling plans will be dependent on locations we are able to identify from seismic, as well as oil prices at that time
- To date the Company has invested $1.4 million in this project

6

 Annual Shareholders Meeting – December 9, 2015Capital Spending and Drilling / Polymer Results($ Thousands)   YTD Est. FY 2014 Sep. 2015 2015Capital Spending (includes accruals): Drilling 2,520 174 174 Recompletions 209 75 75 Polymers 175 - - Leasehold 648 90 90 Seismic 277 21 151 MMC 204 - - Other 58 118 118 Total Capital Spending 4,091 478 608Drilling and Polymers: Wells Drilled 10 (1 well started in Nov 2013) 1 1 Wells Completed 5 - - Polymers Performed 2 - - Convert to SWD 2 1 1 Recompletions 3 1 1  7

 Annual Shareholders Meeting – December 9, 2015Average Monthly Oil Price Received($ per barrel)  8

 Annual Shareholders Meeting – December 9, 2015Average Daily Kansas Gross Oil Production For Selected Months(Barrels)  9

 Annual Shareholders Meeting – December 9, 2015Bank Borrowings – Quarter End Balance($ Thousands)  10

 Annual Shareholders Meeting – December 9, 2015Financial Summary($ Thousands, except per share data, sales volumes, and price per barrel)  9 Months Ended September 30, * 2015 2014 Change PercentRevenues 4,958 11,108 (6,150) (55.4)%Production cost and taxes (3,223) (4,769) 1,546 32.4%DD&A (2,082) (2,217) 135 6.1%General & administrative (1,557) (2,062) 505 24.5%Impairment (non-cash charge) 7,189 - (7,189) Net income from operations (9,093) 2,060 (11,153) (541.4)%Interest expense (70) (78) 8 10.3%Gain on sale of assets 38 34 4 11.8%Tax expense 3,572 (789) 4,361 552.7%Net income (loss) (5,553) 1,227 (6,780) (552.6)%Net income (loss) per share – Basic and Diluted $ (0.09) $ 0.02 $ (0.11) (550.0)%Net Sales Volumes (MBbl) 101.0 114.9 (13.9) (12.1)%Oil Price ($/Bbl) $ 44.65 $ 92.90 $ (48.25) (51.9)%* Operating results for the nine months ended September 30, 2015 are not necessarily indicative of the results that may be expected for the year ended December 31, 2015.  11

 Annual Shareholders Meeting – December 9, 2015Production Cost and Taxes & General and Administrative($ Thousands, except cost per barrel)  9 Months Ended September 30, * 2015 2014 Change PercentProduction Cost and Taxes:Kansas (2,930) (3,976) 1,046 26.3%Methane Facility (293) (407) 114 28.0%Other - (386) 386 100.0%Total Production Cost and Taxes (3,223) (4,769) 1,546 32.4%Kansas Cost Per Barrel (using net sales volumes) $ (29.01) $ (34.60) $ 5.59 16.2%General and Administrative:Payroll and Directors’ Compensation (688) (869) 181 20.8%Accounting, Consulting, Legal, and Engineering Services (418) (430) 12 2.8%Office, Relocation and Staffing Costs (51) (307) 256 83.4%Other (400) (456) 56 12.3% Total General and Administrative (1,557) (2,062) 505 24.5%* Operating results for the nine months ended September 30, 2015 are not necessarily indicative of the results that may be expected for the year ended December 31, 2015.  12

 Annual Shareholders Meeting – December 9, 2015Financial Summary – Continuing Operations($ Thousands, except per share data, sales volumes, and price per barrel)  Year Ended December 31, 2014 2013 Change PercentRevenues 13,788 15,700 (1,912) (12.2)%Production cost and taxes (5,994) (5,524) (470) (8.5)%DD&A (3,030) (2,912) (118) (4.1)%General & administrative (2,707) (2,059) (648) (31.5)%Impairment (non-cash charge) (2,796) - (2,796) Net income from operations (739) 5,205 (5,944) (115.2)%Interest expense (88) (357) 269 75.4%Gain on sale of assets 33 118 (85) (72.0)%Tax expense 6 (2,010) 2,016 100.3%Net income from continuing operations (788) 2,956 (3,744) (126.7)%Loss from discontinued operations, net of tax benefit _ - (137) 137 100.0%Net income (loss) (788) 2,819 (3,607) (128.0)%Net income (loss) per share – Basic and Diluted Continuing operations (0.01) 0.05 (0.06) (120.0)% Discontinued operations (0.00) 0.00Net Sales Volumes (MBbl) 153.5 166.2 (12.7) (7.6)%Oil Price ($/Bbl) $ 86.05 $ 91.03 $ (4.98) (5.5)%  13

# Annual Shareholders Meeting – December 9, 2015

## Outlook

- Company anticipates prices to remain low during 2016
- Company will continue to manage our borrowing levels
- Continue to identify and evaluate opportunities (increasing efforts outside of Kansas)
  - Current inventory
  - Corporate
  - Acquisition of producing properties
  - Acreage
  - Non-operated opportunities
  - Exploration Committee comprised of Directors Salas and Brooks was formed to more actively assist management in the identification and evaluation of opportunities
- Production Cost & General and Administrative
  - No bonuses will be paid to corporate and office personnel this year
  - When wells go down and require repairs we won't do the work at this time unless it is economic to do so
  - Continue to review personnel, services and the service providers we use to determine if there are cost effective alternatives
  - Will continue to monitor personnel levels and compensation, but believe further cuts would impede our ability to source and evaluate growth opportunities

14

Annual Shareholders Meeting – December 9, 2015  The Company’s management and Board of Directors want to thank all of our employees and their families for their dedication and contribution to Tengasco. We also want to thank the shareholders for your continued support. We hope to see you again next year at our Shareholder Meeting in 2016  15

 Annual Shareholders Meeting – December 9, 2015  Results of Voting  16

 Annual Shareholders Meeting – December 9, 2015  Shareholder QuestionsPlease state your name and confirm you are a shareholder of the Company  17